EX-10.9
LIST  OF  SUBSIDIARIES  OF  REGISTRANT


                           SUBSIDIARIES OF REGISTRANT


Wellux  Industries  Ltd.,  a  Hong  Kong  corporation,  100%  owned.

Beacon  Light  Hong  Kong  Ltd.,  a  Hong  Kong  corporation,  100%  owned.











































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